UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason ClearBridge
Variable Mid Cap
Core Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide long-term growth of capital.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable
Mid Cap Core Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	17

Statements of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	22

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	40

Important tax information	47

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

At a meeting held in August 2009, the Portfolio’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolio’s investment manager, to change the fiscal year-end of the Portfolio from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Portfolio’s abbreviated reporting period and to learn how those conditions have affected Portfolio performance. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report. Please refer to the Portfolio’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   I

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equities, or other investments with similar economic characteristics, of medium-sized companies. The Portfolio pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to cull prospective investments. We then establish market-implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The Portfolio’s brief reporting period was marked by continued gains in U.S. stock markets, though the performance of equities moderated somewhat from the increases seen earlier in the year. For the two-month period, the Dow Jones Industrial Average (“DJIA”)i posted a return of 7.95%, while the S&P 500 Indexii gained 8.05% and the NASDAQ Composite Indexiii gained 11.22%. During the month of November, the DJIA rose 6.93% and the S&P 500 Index rose 6.00%—the largest November gains for both indices since 2001.

Meanwhile, there were indicators of further improvement in the broader U.S. economy. Consumer confidence showed consecutive increases in both November and December, with readings of 50.6 and 52.9, respectively. U.S. retail sales rose 1.8% in November and then fell by 0.3% in December. A significant portion of December’s decline was due to a 0.8% drop in auto sales for the month. The U.S. manufacturing sector expanded for the fifth consecutive month in December, with the Institute for Supply Management’s PMIiv rising to 55.9 from 53.6 in November. By the end of the two-month period, nine of the nation’s eighteen industrial sectors were growing, led by apparel, petroleum, electronics and machinery. Moreover, the Chicago PMIv hit a three-year high in December, rising to 60.0 from 56.1 in November. The expansion marked the most rapid growth in the Chicago PMI since January 2006.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   1

Portfolio overview continued

The U.S. unemployment rate peaked in October at 10.1%—the highest since the winter of 1982—before falling to 10.0% in November and December. While seasonally adjusted non-farm payroll employment showed a gain of 4,000 in November—the first increase since December 2007—payrolls fell by 85,000 in December 2009.

Meanwhile, the housing segment of the economy remained worrisome. Overall construction spending fell 0.6% in November from October and was down 13.2% from November 2008. Sales of existing homes in November rose 7.4% to an annual rate of 6.54 million, the highest level in nearly three years, according to the National Association of Realtors. Foreclosures accounted for 33% of total sales for the month. On November 6th, the federal government extended the $8,000 first-time buyer credit and expanded it to include current homeowners.

Elsewhere, Dubai World, the state-owned financial arm of emirate Dubai, surprised global financial markets in late November when it revealed it was negotiating with creditors to restructure $26 billion in debt. Through the course of the next month, fears of a massive default receded, and by the end of December, Abu Dhabi had agreed to give fellow emirate Dubai about $10 billion in financing through the Dubai Financial Support Fund to cover Dubai World’s obligations through the end of April 2010.

Q. How did we respond to these changing market conditions?
A. Our investment process incorporates a philosophy and process designed to minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies with what we believe to be attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions. Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage.

2   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Performance review
For the two-month period from November 1, 2009 through December 31, 2009, Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio1 returned 9.85%. The Portfolio’s unmanaged benchmark, the S&P MidCap 400 Indexvi, returned 10.58% over the same time frame. The Lipper Variable Mid-Cap Core Funds Category Average2 returned 9.69% for the same period.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

2 MONTHS
Legg Mason ClearBridge Variable Mid Cap Core Portfolio[1]:

Class I	9.85%

Class II	9.79%

S&P MidCap 400 Index	10.58%

Lipper Variable Mid-Cap Core Funds Category Average[2]	9.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class I and Class II shares were 0.91% and 3.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.95% for Class I shares and 1.25% for Class II shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 89 funds in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. On an absolute basis, the Portfolio had positive returns in eight of the nine equity market sectors in which it invested, led by the Health Care, Information Technology (“IT”) and Consumer Discretionary sectors. In terms of individual Portfolio holdings, leading contributors to performance for the period included Allegheny Technologies Inc. and Celenese Corp. (Series A Shares), both in the Materials sector, Blackboard Inc. in the IT sector, Bristow Group Inc. in the Energy sector, AmerisourceBergen Corp. and Mednax Inc., both in the Health Care sector, Li Ning Co. Ltd., Ctrip.com International Ltd. (ADR) and Tractor Supply Co., all in the Consumer Discretionary sector, and L-3 Communications Holdings Inc. in the Industrials sector.

Relative to the S&P MidCap 400 Index, the Portfolio’s stock selection in the Health Care, Energy and Materials sectors made significant contributions to performance.

Q. What were the leading detractors from performance?
A. On an absolute basis, the Portfolio’s holdings in American Eagle Outfitters, Ross Stores Inc. and Family Dollar Stores Inc., all in the Consumer Discretionary sector, Palm Inc. in the IT sector, Baker Hughes Inc. in the Energy sector, Pharmaceutical Product Development Inc. in the Health Care sector, Pantry Inc. in the Consumer Staples sector and PartnerRe Ltd. and Mission West Properties Inc., both in the Financials sector, were leading detractors.

On a relative basis, the Portfolio’s overall stock selection and overall sector allocation detracted from performance compared with the benchmark. Specifically, stock selection in the Financials, Industrials, Consumer Staples, IT and Utilities sectors detracted from relative performance. In terms of sector allocation, the Portfolio’s cash position was the only significant detractor from relative performance.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Significant changes to the Portfolio during the period included new positions in Cymer Inc. in the IT sector, Valmont Industries Inc. in the Industrials sector, Jarden Corp. and Ross Stores Inc., both in the Consumer Discretionary sector, Och-Ziff Capital Management Group in the Financials sector, Huabao International Holdings Ltd. in the Materials sector, Regeneron Pharmaceuticals Inc. in the Health Care sector and Oceaneering International Inc. in the Energy sector. The Portfolio closed out positions in Mission West Properties Inc. in the Financials sector, Pharmaceutical Product Development Inc. in the Health Care sector, Covanta Holding Corp. in the Industrials sector, Diamond Offshore Drilling Inc. and Baker Hughes Inc., both in the Energy sector, and Sherwin-Williams Co., American Eagle Outfitters Inc. and Hibbett Sports Inc., all in the Consumer Discretionary sector.

4   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Over the course of the two-month reporting period, our positions in the Consumer Discretionary and Materials sectors went from underweight to overweight when compared with the benchmark. We reduced our position in the Energy sector from market weight to underweight and further reduced our underweight holdings in the Financials sector.

Thank you for your investment in Legg Mason ClearBridge Variable Mid Cap Core Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian M. Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek J. Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

January 19, 2010

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   5

Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Invesco Ltd. (2.3%), Blackboard Inc. (2.2%), Shire Ltd., ADR (2.2%), AmerisourceBergen Corp. (2.2%), Mednax Inc. (2.2%), Lam Research Corp. (2.1%), McDermott International Inc. (2.1%), Casey’s General Stores Inc. (2.0%), Li Ning Co., Ltd. (2.0%) and Autodesk Inc. (1.9%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Information Technology (17.7%), Financials (16.7%), Consumer Discretionary (15.3%), Health Care (14.0%) and Industrials (13.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Portfolio’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]	The Chicago PMI is a monthly measure of business conditions based on surveys of purchasing managers across Illinois, Indiana and Michigan. Released on the last business day of the reporting month, the report is used to predict the Institute for Supply Management’s report as the Chicago survey retains a high correlation with the broader economic release.

vi	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

6   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and October 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio investments is subject to change at any time.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	19.52%	$1,000.00	$1,195.20	0.95%	$5.26

Class II	19.43	1,000.00	1,194.30	1.25	6.91

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.42	0.95%	$4.84

Class II	5.00	1,000.00	1,018.90	1.25	6.36

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   9

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

	CLASS I	CLASS II
Twelve Months Ended 12/31/09	35.97%	35.81%

Five Years Ended 12/31/09	3.24	N/A

Ten Years Ended 12/31/09	3.73	N/A

Inception* through 12/31/09	5.28	-7.02

   CUMULATIVE TOTAL RETURN1

Class I (12/31/99 through 12/31/09)	44.24%

Class II (Inception date of 5/21/07 through 12/31/09)	-17.32

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates are November 1, 1999 and May 21, 2007 for Class I and Class II shares, respectively.

10   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON CLEARBRIDGE VARIABLE MID CAP
   CORE PORTFOLIO VS. S&P MIDCAP 400 INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason ClearBridge Variable Mid Cap Core Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   11

Schedule of investments
December 31, 2009

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 99.5%

CONSUMER DISCRETIONARY — 15.3%
	Hotels, Restaurants & Leisure — 2.3%
25,000	Bally Technologies Inc.*	$1,032,250

8,500	Ctrip.com International Ltd., ADR*	610,810

	Total Hotels, Restaurants & Leisure	1,643,060
	Household Durables — 3.3%
42,000	Jarden Corp.	1,298,220

23,000	Mohawk Industries Inc.*	1,094,800

	Total Household Durables	2,393,020
	Leisure Equipment & Products — 2.0%
370,000	Li Ning Co., Ltd.(a)	1,400,377
	Multiline Retail — 1.8%
46,000	Family Dollar Stores Inc.	1,280,180
	Specialty Retail — 5.9%
79,500	AnnTaylor Stores Corp.*	1,084,380

30,000	Children’s Place Retail Stores Inc.*	990,300

23,000	Ross Stores Inc.	982,330

22,000	Tractor Supply Co.*	1,165,120

	Total Specialty Retail	4,222,130
	TOTAL CONSUMER DISCRETIONARY	10,938,767

CONSUMER STAPLES — 3.1%

	Food & Staples Retailing — 3.1%
45,000	Casey’s General Stores Inc.	1,436,400

55,000	Pantry Inc.*	747,450
	TOTAL CONSUMER STAPLES	2,183,850

ENERGY — 5.7%

	Energy Equipment & Services — 4.2%
33,300	Bristow Group Inc.*	1,280,385

78,000	ION Geophysical Corp.*	461,760

21,400	Oceaneering International Inc.*	1,252,328

	Total Energy Equipment & Services	2,994,473
	Oil, Gas & Consumable Fuels — 1.5%
44,000	Petrohawk Energy Corp.*	1,055,560
	TOTAL ENERGY	4,050,033

See Notes to Financial Statements.

12   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
FINANCIALS — 16.7%

	Capital Markets — 5.0%
70,000	Invesco Ltd.	$1,644,300

51,000	Och-Ziff Capital Management Group	700,740

63,000	TD Ameritrade Holding Corp.*	1,220,940

	Total Capital Markets	3,565,980
	Commercial Banks — 1.6%
35,000	Signature Bank*	1,116,500
	Insurance — 4.5%
24,000	Allied World Assurance Holdings Ltd.	1,105,680

14,000	Arch Capital Group Ltd.*	1,001,700

15,000	PartnerRe Ltd.	1,119,900

	Total Insurance	3,227,280
	Real Estate Investment Trusts (REITs) — 4.4%
15,000	Alexandria Real Estate Equities Inc.	964,350

60,000	Annaly Capital Management Inc.	1,041,000

160,000	Chimera Investment Corp.	620,800

11,000	Health Care REIT Inc.	487,520

	Total Real Estate Investment Trusts (REITs)	3,113,670
	Thrifts & Mortgage Finance — 1.2%
51,000	People’s United Financial Inc.	851,700
	TOTAL FINANCIALS	11,875,130

HEALTH CARE — 14.0%

	Biotechnology — 4.6%
37,000	Onyx Pharmaceuticals Inc.*	1,085,580

13,000	OSI Pharmaceuticals Inc.*	403,390

44,000	Regeneron Pharmaceuticals Inc.*	1,063,920

17,000	Vertex Pharmaceuticals Inc.*	728,450

	Total Biotechnology	3,281,340
	Health Care Providers & Services — 5.8%
60,000	AmerisourceBergen Corp.	1,564,200

25,000	Magellan Health Services Inc.*	1,018,250

26,000	Mednax Inc.*	1,562,860

	Total Health Care Providers & Services	4,145,310

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Pharmaceuticals — 3.6%
70,000	Elan Corp. PLC, ADR*	$456,400

27,000	Shire Ltd., ADR	1,584,900

29,000	XenoPort Inc.*	538,240

	Total Pharmaceuticals	2,579,540
	TOTAL HEALTH CARE	10,006,190

INDUSTRIALS — 13.7%

	Aerospace & Defense — 1.8%
15,000	L-3 Communications Holdings Inc.	1,304,250
	Commercial Services & Supplies — 1.6%
46,000	Corrections Corporation of America*	1,129,300
	Construction & Engineering — 3.6%
63,000	Quanta Services Inc.*	1,312,920

43,000	Shaw Group Inc.*	1,236,250

	Total Construction & Engineering	2,549,170
	Industrial Conglomerates — 2.1%
61,000	McDermott International Inc.*	1,464,610
	Machinery — 4.6%
40,000	AGCO Corp.*	1,293,600

21,500	Parker Hannifin Corp.	1,158,420

11,000	Valmont Industries Inc.	862,950

	Total Machinery	3,314,970
	TOTAL INDUSTRIALS	9,762,300

INFORMATION TECHNOLOGY — 17.7%

	Communications Equipment — 1.5%
39,000	Juniper Networks Inc.*	1,040,130
	Computers & Peripherals — 0.6%
46,000	Palm Inc.*	461,840
	Internet Software & Services — 1.8%
52,000	VeriSign Inc.*	1,260,480
	IT Services — 1.7%
52,000	Fidelity National Information Services Inc.	1,218,880
	Semiconductors & Semiconductor Equipment — 4.4%
18,000	Cymer Inc.*	690,840

38,000	Lam Research Corp.*	1,489,980

33,000	Microchip Technology Inc.	958,980

	Total Semiconductors & Semiconductor Equipment	3,139,800

See Notes to Financial Statements.

14   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Software — 7.7%
54,000	Autodesk Inc.*	$1,372,140

35,000	Blackboard Inc.*	1,588,650

40,000	Check Point Software Technologies Ltd.*	1,355,200

38,000	MICROS Systems Inc.*	1,179,140

	Total Software	5,495,130
	TOTAL INFORMATION TECHNOLOGY	12,616,260

MATERIALS — 7.9%

	Chemicals — 4.7%
42,000	Celanese Corp., Series A Shares	1,348,200

705,000	Huabao International Holdings Ltd.(a)	761,091

52,000	Rockwood Holdings Inc.*	1,225,120

	Total Chemicals	3,334,411
	Metals & Mining — 3.2%
21,000	Agnico-Eagle Mines Ltd.	1,134,000

26,000	Allegheny Technologies Inc.	1,164,020

	Total Metals & Mining	2,298,020
	TOTAL MATERIALS	5,632,431

UTILITIES — 5.4%

	Electric Utilities — 2.9%
36,000	Allegheny Energy Inc.	845,280

62,000	Great Plains Energy Inc.	1,202,180

	Total Electric Utilities	2,047,460
	Independent Power Producers & Energy Traders — 1.3%
40,000	NRG Energy Inc.*	944,400
	Multi-Utilities — 1.2%
15,000	Sempra Energy	839,700

	TOTAL UTILITIES	3,831,560

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $62,521,232)	70,896,521

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 0.7%

	Repurchase Agreement — 0.7%
$476,000	Interest in $283,704,000 joint tri-party repurchase agreement dated 12/31/09 with Barclays Capital Inc., 0.000% due 1/4/10; Proceeds at maturity — $476,000; (Fully collateralized by U.S. government obligations, 1.875% to 3.125% due 2/28/14 to 10/31/16; Market value — $485,520) (Cost — $476,000)	$476,000
	TOTAL INVESTMENTS — 100.2% (Cost — $62,997,232#)	71,372,521

	Liabilities in Excess of Other Assets — (0.2)%	(115,736)
	TOTAL NET ASSETS — 100.0%	$71,256,785

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $63,573,569

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

16   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $62,997,232)	$71,372,521

Cash	9

Dividends receivable	94,145

Receivable for Portfolio shares sold	17,504

Receivable from investment manager	947

Total Assets	71,485,126

LIABILITIES:

Payable for securities purchased	90,905

Trustees’ fees payable	22,954

Payable for Portfolio shares repurchased	15,127

Distribution fees payable	1,691

Accrued expenses	97,664

Total Liabilities	228,341

TOTAL NET ASSETS	$71,256,785

NET ASSETS:

Par value (Note 7)	$66

Paid-in capital in excess of par value	78,641,634

Overdistributed net investment income	(56,973)

Accumulated net realized loss on investments and foreign currency transactions	(15,703,231)

Net unrealized appreciation on investments	8,375,289

TOTAL NET ASSETS	$71,256,785

Shares Outstanding:

Class I	5,815,767

Class II	763,660

Net Asset Value:

Class I	$10.82

Class II	$10.88

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   17

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:

Dividends	$176,929	$985,264

Interest	397	6,234

Total Investment Income	177,326	991,498

EXPENSES:

Investment management fee (Note 2)	87,132	471,180

Legal fees	38,470	39,341

Shareholder reports (Note 5)	25,212	56,684

Audit and tax	14,760	31,926

Distribution fees (Notes 2 and 5)	3,232	17,924

Transfer agent fees (Note 5)	2,384	6,761

Custody fees	910	4,922

Trustees’ fees	417	6,323

Insurance	108	5,101

Miscellaneous expenses	447	5,097

Total Expenses	173,072	645,259

Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(58,827)	(26,923)

Net Expenses	114,245	618,336

NET INVESTMENT INCOME	63,081	373,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	317,044	(11,275,690)

Foreign currency transactions	(4)	66

Net Realized Gain (Loss)	317,040	(11,275,624)

Change in Net Unrealized Appreciation/Depreciation From Investments	6,063,906	20,865,245

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	6,380,946	9,589,621

INCREASE IN NET ASSETS FROM OPERATIONS	$6,444,027	$9,962,783

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

18   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$63,081	$373,162	$112,895

Net realized gain (loss)	317,040	(11,275,624)	(4,758,841)

Change in net unrealized appreciation/ depreciation	6,063,906	20,865,245	(33,583,115)

Increase (Decrease) in Net Assets From Operations	6,444,027	9,962,783	(38,229,061)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(265,003)	(160,001)	(450,008)

Net realized gains	—	—	(20,722,531)

Decrease in Net Assets From Distributions to Shareholders	(265,003)	(160,001)	(21,172,539)

PORTFOLIO SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares	633,137	2,726,691	9,563,637

Reinvestment of distributions	265,003	160,001	21,172,539

Cost of shares repurchased	(1,647,130)	(13,882,376)	(23,077,516)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(748,990)	(10,995,684)	7,658,660

INCREASE (DECREASE) IN NET ASSETS	5,430,034	(1,192,902)	(51,742,940)

NET ASSETS:

Beginning of period	65,826,751	67,019,653	118,762,593

End of period*	$71,256,785	$65,826,751	$67,019,653

* Includes (overdistributed) and undistributed net investment income of:	$(56,973)	$144,953	$23,601

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   19

Financial highlights

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES	2009[1,2]	2009[2,3]	2008[2,3]	2007[2,3]	2006[3,4]	2005[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.89	$8.45	$16.28	$15.68	$14.76	$13.14

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.01	0.05	0.02	0.07	0.08	0.06

Net realized and unrealized gain (loss)	0.96	1.41	(4.85)	2.61	2.05	1.56

Total income (loss) from operations	0.97	1.46	(4.83)	2.68	2.13	1.62

LESS DISTRIBUTIONS FROM:

Net investment income	(0.04)	(0.02)	(0.06)	(0.09)	(0.09)	—

Net realized gains	—	—	(2.94)	(1.99)	(1.12)	—

Total distributions	(0.04)	(0.02)	(3.00)	(2.08)	(1.21)	—

NET ASSET VALUE, END OF PERIOD	$10.82	$9.89	$8.45	$16.28	$15.68	$14.76

Total return[5]	9.85%	17.39%	(35.63)%	18.79%	15.22%	12.33%

NET ASSETS, END OF PERIOD (MILLIONS)	$63	$59	$60	$119	$120	$121

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.45%[6]	0.99%	0.97%	0.93%[7]	0.84%	0.82%

Net expenses[8]	0.95 [6,9]	0.95 [9]	0.90 [9]	0.88 [7,9]	0.84 [9]	0.82

Net investment income	0.57 [6]	0.63	0.13	0.48	0.54	0.44

PORTFOLIO TURNOVER RATE	14%	53%	75%	62%	71%	107%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended October 31.

[4]	For a share of capital stock outstanding prior to April 30, 2007.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.88%, respectively.

[8]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95% until December 31, 2011.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES[1]	2009[2]	2009[3]	2008[3]	2007[4]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.92	$8.47	$16.27	$16.27

INCOME (LOSS) FROM OPERATIONS:

Net investment income (loss)	0.01	0.03	(0.09)	0.01

Net realized and unrealized gain (loss)	0.96	1.42	(4.76)	(0.01)

Total income (loss) from operations	0.97	1.45	(4.85)	0.00 [5]

LESS DISTRIBUTIONS FROM:

Net investment income	(0.01)	—	(0.01)	—

Net realized gains	—	—	(2.94)	—

Total distributions	(0.01)	—	(2.95)	—

NET ASSET VALUE, END OF PERIOD	$10.88	$9.92	$8.47	$16.27

Total return[6]	9.79%	17.12%	(35.70)%	0.00%

NET ASSETS, END OF PERIOD (000s)	$8,305	$7,124	$6,905	$118

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.80%[7]	1.35%	3.25%	1.81%[7]

Net expenses[8,9]	1.25 [7]	1.25	1.25	1.24 [7]

Net investment income (loss)	0.29 [7]	0.31	(1.10)	0.18 [7]

PORTFOLIO TURNOVER RATE	14%	53%	75%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]	For the period May 21, 2007 (inception date) to October 31, 2007.

[5]	Amount represents less than $0.01 per share.

[6]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25% until December 31, 2011.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   21

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

22   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Common stocks†:

Consumer discretionary	$9,538,390	$1,400,377	—	$10,938,767

Materials	4,871,340	761,091	—	5,632,431

Other common stocks	54,325,323	—	—	54,325,323

Total common stocks	$68,735,053	$2,161,468	—	$70,896,521

Short-term investment†	—	476,000	—	476,000

Total investments	$68,735,053	$2,637,468	—	$71,372,521

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   23

Notes to financial statements continued

business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions,

24   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   25

Notes to financial statements continued

expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$(4)	$4

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class I and Class II shares will not exceed 0.95% and 1.25%, respectively, until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived and/or reimbursed a portion of its fee in the amount of $26,923.

During the period November 1, 2009 through December 31, 2009, LMPFA waived and/or reimbursed a portion of its fee in the amount of $58,827.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total

26   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

annual operating expense has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$10,867,372

Sales	9,570,481

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,816,086

Gross unrealized depreciation	(4,017,134)

Net unrealized appreciation	$7,798,952

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period November 1, 2009 through December 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   27

Notes to financial statements continued

For the period November 1, 2009 through December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT
	FEES	FEES
Class I	—	$1,097

Class II	$3,232	1,287

Total	$3,232	$2,384

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER REPORTS
	FEES	FEES	EXPENSES*
Class I	—	$3,720	$45,191

Class II	$17,924	3,041	11,493

Total	$17,924	$6,761	$56,684

*	For the period November 1, 2008, through September 14, 2009. Subsequent to September 14, 2009, these expenses were accrued as common portfolio expenses.

For the period November 1, 2009 through December 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	$51,715

Class II	7,112

Total	$58,827

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	$19,590

Class II	7,333

Total	$26,923

28   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

6. Distributions to shareholders by class

	PERIOD ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009†	OCTOBER 31, 2009	OCTOBER 31, 2008
Net Investment Income:
Class I	$256,271	$160,001	$449,935

Class II	8,732	—	73

Total	$265,003	$160,001	$450,008

Net Realized Gains:
Class I	—	—	$20,698,986

Class II	—	—	23,545

Total	—	—	$20,722,531

†	For the period November 1, 2009 through December 31, 2009

7. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	PERIOD ENDED		YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2009†		OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	1,476	$15,352	117,888	$1,002,576	66,273	$764,049

Shares issued on reinvestment	23,728	256,271	20,619	160,001	1,690,561	21,148,922

Shares repurchased	(142,192)	(1,503,727)	(1,318,790)	(11,088,892)	(1,932,274)	(22,957,684)

Net decrease	(116,988)	$(1,232,104)	(1,180,283)	$(9,926,315)	(175,440)	$(1,044,713)

Class II
Shares sold	57,934	$617,785	202,649	$1,724,115	817,281	$8,799,588

Shares issued on reinvestment	804	8,732	—	—	1,882	23,617

Shares repurchased	(13,470)	(143,403)	(299,460)	(2,793,484)	(11,187)	(119,832)

Net increase (decrease)	45,268	$483,114	(96,811)	$(1,069,369)	807,976	$8,703,373

†	For the period November 1, 2009 through December 31, 2009

8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal period ended

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   29

Notes to financial statements continued

December 31, and the fiscal years ended October 31, respectively, were as follows:

	December 31,	October 31,	October 31,
	2009	2009	2008
Distributions Paid From:
Ordinary income	$265,003	$160,001	$6,967,678

Net long-term capital gains	—	—	14,204,861

Total distributions paid	$265,003	$160,001	$21,172,539

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$24,477

Capital loss carryforward*	(14,963,150)

Other book/tax temporary differences(a)	(245,194)

Unrealized appreciation/(depreciation)(b)	7,798,952

Total accumulated earnings/(losses) — net	$(7,384,915)

*	During the taxable period ended December 31, 2009, the Portfolio utilized $572,346 of its capital loss carryover available from prior years. As of December 31, 2009, the Portfolio had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2015	$(3,899,685)

12/31/2016	(11,063,465)

$(14,963,150)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of partnership investments, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected

30   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   31

Notes to financial statements continued

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment

32   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report   33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Variable Mid Cap Core Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and each of the years or periods in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Variable Mid Cap Core Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

34   Legg Mason ClearBridge Variable Mid Cap Core Portfolio 2009 Annual Report

Board approval of management and subadvisory
agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   35

Board approval of management and subadvisory
agreements (unaudited) continued

management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all mid-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc.(“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2009. The Fund performed better than the median and was in the first quintile for funds in the Performance Universe for each period. The Board also

36   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s relative performance was lower than the Lipper category average during the third quarter. The Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   37

Board approval of management and subadvisory
agreements (unaudited) continued

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of ten mid-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mid-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the current limitation on the Fund’s expenses is expected to continue through December 31, 2011.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and

38   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   39

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years [their titles may have varied during that period], the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

40   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   41

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

42   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee; Consulting Group Capital Markets Funds; (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Hush Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	134

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

44   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

46   Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	12/21/2009

Payable date:	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	94.54%

Please retain this information for your records.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio   47

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Legg Mason ClearBridge
Variable Mid Cap Core Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason ClearBridge Variable Mid Cap Core Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason ClearBridge Variable Mid Cap Core Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010540 2/10 SR10-1014

                    NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in October 31, 2008, $152,500 in October 31, 2009 and $147,400 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2008, $149 in October 31, 2009 and $1,427 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in October 31, 2008, $18,500 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010